                                POWER OF ATTORNEY                            (s)

The undersigned,

1)       being officers and trustees/directors of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

         d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         e) the Van Kampen Bond Fund (the "Delaware Closed-End Trust"), a Delaware statutory trust,

         f) the Van Kampen Pennsylvania Value Municipal Income Trust ( the "Pennsylvania Closed-End Trust"), a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trust are referred to herein as the "Closed-End Funds");

2)       being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership

         (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: September 19, 2006



        Signature                                Title
        ---------                                -----

        Ronald E. Robison
-----------------------------------   President and Principal Executive Officer
        Ronald E. Robison

        James W. Garrett
-----------------------------------    Chief Financial Officer and Treasurer
        James W. Garrett

        Stefanie Chang Yu
-----------------------------------    Vice President and Secretary
        Stefanie Chang Yu

        David C. Arch
-----------------------------------    Trustee/Director/Managing General Partner
        David C. Arch

        Jerry D. Choate
-----------------------------------    Trustee/Director/Managing General Partner
        Jerry D. Choate

        Rod Dammeyer
-----------------------------------    Trustee/Director/Managing General Partner
        Rod Dammeyer

        Linda Hutton Heagy
-----------------------------------    Trustee/Director/Managing General Partner
        Linda Hutton Heagy

        R. Craig Kennedy
-----------------------------------    Trustee/Director/Managing General Partner
        R. Craig Kennedy

        Howard J Kerr
-----------------------------------    Trustee/Director/Managing General Partner
        Howard J Kerr

        Jack E. Nelson
-----------------------------------    Trustee/Director/Managing General Partner
        Jack E. Nelson

        Hugo F. Sonnenschein
-----------------------------------    Trustee/Director/Managing General Partner
        Hugo F. Sonnenschein

        Wayne W. Whalen
-----------------------------------    Trustee/Director/Managing General Partner
        Wayne W. Whalen

        Suzanne H. Woolsey
-----------------------------------    Trustee/Director/Managing General Partner
        Suzanne H. Woolsey